CHINA RUITAI INTERNATIONAL HOLDINGS CO. LTD.

RUITAI

www.ruitai.com

Investor Presentation
March 2011

We make consumer products better, stronger, safer
and longer lasting.

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995:  Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.

Potential risks and uncertainties include, but are not limited to, such factors as unanticipated changes in product demand, interruptions in the supply, downturns in the
Chinese economy, changes in applicable regulations, and other information detailed from time to time in the Company's filings and future filings with the United States
Securities and Exchange Commission. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct.

Company Vision

  We are the leading cellulose ether
manufacturer in China

We maintain a diversified
product portfolio

We have a global sales network

Our management team  is experienced
in our industry

We make consumer products better,
stronger, safer and longer lasting

We constantly develop

new products to address current and
prospective customer needs

“ As consumer products mature in China, we intend to be the leading supplier of cellulose ether in the Chinese market and a recognized exporter of cellulose ether worldwide. “

President Xing Fu Lu

China Ruitai’s Product

As an adhesive, Hydroxypropyl Methyl Cellulose (“HPMC”) is used as a binding agents in adhesives such as glues or other construction materials.

As a food stabilizer or filler, Microcrystalline Cellulose (“MC”) is a stabilizer in foods or inactive filler in tablets and pharmaceuticals.

As a thickening and bonding agent, Hydroxyethyl Cellulose (“HC’) and Ethyl Cellulose
(“EC”) are used in cosmetics, shampoos, gels and pharmaceuticals.

Ginned cotton and wood pulp are the key raw materials for producing cellulose ether.

Cotton

Cellulose Ether

Cotton Crops

Cellulose ether is an organic, cotton-based chemical that dissolves in water and solvents for use as a thickening and bonding agent in liquids and solids and a stabilizer in foods.

What is Cellulose Ether ?

Ginned Cotton

Select Financials

China Ruitai International Holdings Co, Ltd

OTCBB: CRUI

Sector

Industrial / Processed Chemicals

Fiscal Year

December 31st

Last-Traded Price  (3/4/11)

$0.61

52-Week Range

$0.30 - $1.50

Average Volume (3 months)

2,560

Common Shares Outstanding (3/4/11)

26.0 M

Market Capitalization

$15.9  M

Management Ownership

86.5%

2009 Revenue

$35.7 M     13.1%

2009 Net Income

$5.6 M     8.4%

2009 Diluted EPS

$0.21       8.5%

2010 Guidance
    REVENUES
    NET INCOME
    EPS

$ 43.0 M    20.4%
$7.0 M    25.0%
$0.27  23.8%

Corporate Overview

   Original manufacturer of cellulose ether in China

   The largest domestic manufacturer of non-ionic cellulose ether

   Located in Wenyang town, Shandong province

   12 major product categories  marketed under the trademarked brand names
    “RuiTai™”  and “Rutocel™”

    10 production lines with annual production capacity of 8,500 tons

    555 full-time employees

Shandong
Ruitai

Milestones

  2000        2001        2002        2003        2004       2005       2006       2007       2008     2009    2010

In Oct, Tai An Ruitai Cellulose Co, Ltd.
was established

1st and 2 nd production lines with
Annual designed production capacity
was 500 tons (HPMC, MC)

In May, EC was successfully
developed

3rd HEC production line was
launched (annual production
capacity 500 tons)

In July, H-HPC was developed

4th HPC production line was launched
(annual production capacity 170 tons)

5th production line with annual
capacity of 750 tons was launched

HEMC was developed

6th production line with
annual capacity of 3,000
tons was launched

MCC was developed

7th production line with
annual capacity of 450
tons was launched

8th production line with
annual capacity of 1,300
tons was launched

9th  production line with annual
capacity of 1,500 tons was
launched

In November, Shandong Ruitai Co,
Ltd. conducted RTO on OTCBB\

10th production line with
annual capacity of 500
tons of EC was launched

HEC, 3%
Other, 4%
EC, 10%
MC, 1%
HPMC, 82%

www.ruitai.com

RUITAI

Product Categories

MC / HPMC / HEC / EC

12 major product categories with 260 industry-specific products

HEC and EC (Hydroxyethyl Cellulose
and Ethyl Cellulose)
Normal grade for shampoo, paint and
glossy gels and pharmaceutical

Gross Profit Margin: 46.46%-51.64%

HPMC (Hydroxypropyl Methyl
Cellulose) Epoxy component for

cement and adhesive applications
and also pharmaceutical, food and
cosmetics.

Gross Profit Margin: 30%-31.14%

Revenue Contribution (%)

FY2010

MC (Microcrystalline Cellulose)
Adhesive and stabilizer in construction
materials,  ceramics,  disperser for
pesticide etc

Gross Profit Margin: 17.91 – 24.23%

Product Uses

Pharmaceutical

           Membrane reagent, stabilizer,
      thickener

Construction

    Latex paint, cement applications as
thickener and adhesive

Food and Personal Care

          Thickening agent in jam, ice cream,
     and  toothpaste

Cosmetics

           Thickener for shampoo and lipstick

Petro-chemical

            Basic component in PVC

Wide Applications for Non-Ionic Cellulose Ether

Global Demand

Source: * Cellulose Industry Association

Global demand for nonionic cellulose ether in 2009

was 650K tons and expected to reach 750K tons in 2010* with a
Long –term CAGR of 9.1%

Nonionic cellulose ether global
demand by industry

PVC

Pharmaceutical

Construction

Other

Domestic Demand

Domestic Market
Total: 66, 500
tons/yr

Construction

Latex paint, mortar dry
mix, paint filler

2 5,000 tons/yr

PVC

HPMC improves quality
and performance

15,000 tons/yr

Pharmaceutical

Membrane re-agent,
disperser, stabilizer,
thickener

10,000 tons/yr

Food & Cosmetic

Toothpaste, ice cream,
eye-drops,  thickener and
stabilizer

3,500 tons/yr

Others

e.g. Military

5,000 tons/yr or above

Petroleum

HPMC being used in
petroleum drilling

8,000 tons/yr

Non-ionic cellulose ether consumption by industry

Domestic output of non-ionic cellulose ether in 2009 was approximately 45,000 tons. The gap between output and demand was fulfilled by import

Source: Cellulose Industry Association

HPMC

EC

MC. HEC & EC

HPMC

HPMC

HPMC

Attractive Industry Outlook

International markets

provide opportunities

Attractive international marketplace
looking for lower cost cellulose products.

Industry consolidation

opportunities

Fragmented market offers capacity and
customer growth through acquisitions

China maintains labor and

raw material cost advantage

China Ruitai’s products are less
expensive than imports and competitive in
export markets

Domestic demand driven by key

consumer and infrastructure verticals

Policy stimulus in 2010:

Construction materials go to village*

Product properties difficult to substitute

Source: * No. 1 documents  from Central Government in 2010 issued at Jan 31st 2010

Facilities and Production Lines

Staff of 555 including manufacturing on 10 production
lines, sales, marketing, administration and research and
development.

Since 2000, China Ruitai has built a succession of
production lines each year.

Current capacity of 10 production lines total approximately
8,500 tons per year.

Production lines are able to manufacture 260 different
types of cellulose ether tailored to specific product
manufacturing needs.

Lines are able to “adapt” to new product requirements and
differing blends of cellulose ethers specific to customers’
product requirements.

Research and Development

Research team of 36 and actively recruiting
from top chemical engineering programs in the
Shandong Provinces.

Long-term relationship with prestigious
academic institutes:

Beijing Institute of Technology

Guangzhou Chemical Research Institute

Jinxi Chemical Research Institute

Shenyang Medical College

China Pharmaceutical University

Wuxi Chemical Research Institute

Research teams coordinate with sales teams to
meet strict customer requirements

Sales and Customer Base

Stable sales network

Factory-direct sales  force with significant
industry experience

Additional sales offices in JiangSu, Shanxi,
Guangxi, Guangdong, Xinjiang, Sichuang,
Yunnan, Heilongjiang and Hunan province

Broad customer base

Exports to US, Europe, Japan, India and South
Korea

Centralized sales for pharmaceutical, cosmetic
and food industry in the Shan Dong headquarter

95% direct sales to the customer

Domestic distribution into over 30 provinces
managed by 9 major sales offices

Source: * 12 months ended December 31, 2010

INTERNATIONAL

DOMESTIC

Established Competitors include Dow
Chemical   (US), Shin-Etsu (Japan),
Hercules (US), and Clariant Co
(Germany), Samsung Fine (South
Korea)

Higher price due to high production
and labor costs associated with cotton
cultivation and procurement

International companies have difficulty
competing with Chinese producers’
competitive prices

Fragmented market with majority focused
on the construction industry

Relatively concentrated market in
pharmaceutical, food and petro-chemical
industries

Main Established competitors are:

      ShanDong Heda - 5,000 tons/yr

      Hercules China - 3,000 tons/yr

      Huzhou Zhanwang – 3,000 tons/yr

Competition

With 8,500 tons of annual production,
China Ruitai is the Leading Manufacturer in China

Management Team

Xing Fu Lu

President

Gang Ma
CFO

Dianmin Ma

Chairman &
CEO

Chairman Ma started the company in 2000  which was the original manufacturer of cellulose ether in China.

Mr. Ma is a Professional Accountant with  approximately 20 years of experience in the chemical industries in China.

He has formerly served as Finance Manager for FeiCheng JinTai Company,   FeiCheng Oil
Chemical Plant, and FeiCheng RuiTai Fine Chemical Company, Ltd.

Gang Ma was appointed Chief Financial Officer on November 8, 2007.

Mr. Ma worked for Shangdong GMB Company from  August 1995 to July 1999 in the company’s financial and accounting department.

Crystal
Tang,  VP
of Finance

  Worked as associate in PricewaterCoopers investment management group.

  Graduated from University of Illinois with a Master’s in Accounting.

Xing Fu Lu is a professional engineer with over 25 years of experience.

Previously the General Manager in FeiCheng Oil Chemical Plant, and FeiCheng RuiTai
Fine Chemical Company, Ltd.

US$ mn
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$38.4
$41.4
$35.7
$41.5
$43.0
$26.9
$32.6
2007
2008
2009
TTM 2010
2010 G*
9 month 2009
9 month 2010

www.ruitai.com
RUITAI

Revenue Growth

Total revenue for the first nine months of fiscal 2010 was $32.6 M, up 21.3% from
$26.9 M in the prior year’s period.

Adding to the revenues for the first nine months of 2010 were more sales to new customers from the pharmaceutical, cosmetics and food industries.

$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
40.0%
35.0%
30.0%
25.0%
20.0%
$11.9
$13.0
$11.9
$12.2
$9.5
$9.8
31.0%
31.4%
33.3%
29.4%
35.5%
30.2%
2007
2008
2009
TTM 2010
9 month 2009
9 month 2010
Gross Profit
Gross Margin

www.ruitai.com

RUITAI

Gross Profits and Margins

The gross profit margin decreased by 5.2% for the nine months ended Sept 30, 2010, from
35.5% to 30.2%, compared to the same period of fiscal 2009 as a result of the increase in price for ginned cotton, the Company’s main raw material.

Ruitai is passing through price increases start from Q3 and resulted to increased the margin for 570 basis points to 32% in the third quarter of 2010.

$8.0
$6.0
$4.0
$2.0
$0.0
20.0%
15.0%
10.0%
5.0%
$4.9
$5.2
$5.6
$6.4
$4.4
$5.3
12.8%
12.7%
15.7%
15.6%
16.5%
16.2%
2007
2008
2009
TTM 2010
9 month 2009
9 month 2010
Net Income
Net Margin

www.ruitai.com

RUITAI

Net Income Growth

Net income for the first nine months of fiscal year 2010 was $5.3 M, compared to $4.4 M in the prior year’s corresponding period, a 19.2% increase year over year.

Ruitai strictly controls costs to maximize earnings

Summary Statements

FY ended Dec 31

2008

2009

9 month 2010

Mgmt.

($'s in millions)

(Audited)

(Audited)

(Unaudited)

Guidance*

Revenues

41.1

35.7

32.6

43.0

Y/Y Growth

7.0%

-13.1%

Gross Profit

13.0

23.9

9.8

Gross Profit Margin

31.6%

66.8%

30.2%

Operating Income

8.3

7.7

7.6

Operating Margin

20.1%

21.6%

23.2%

Net Income

5.2

5.6

5.3

7.0

Net Margin

12.6%

15.7%

16.2%

16.3%

Dec 31, 2008

Dec 31, 2009

Sept 30, 2010

($'s in millions)

(Audited)

(Audited)

(Unaudited)

Cash and Equivalents

5.3

10.2

22.0

Current Assets

57.3

64.4

58.5

Total Assets

82.1

120.2

114.4

Current Liabilities

66.0

96.2

86.5

Total Liabilities

66.0

98.1

86.5

Total Stockholders' Equity

16.2

22.0

27.9

INCOME

BALANCE SHEET

Summary Cash Flow

($'s in thousands)

nine months ended Sept 30,

2010

2009

Cash Flow from Operating Activities

Net Income

5,290

4,439

Depreciation

1,778

968

Amortization of land use rights

84

Stock based compensation

0

Change in Operating Assets and Liabilities:

  Restricted cash

16,769

(1,057)

  Accounts receivable

(3,824)

(1,916)

  Notes receivable

5,696

0

  Advance to suppliers

(361)

0

  Inventories

758

1,497

  Other receivable

(1,207)

(886)

  Accounts payable

1,081

  Notes payable

(25,007)

11,691

  Advance from customers

1,198

(237)

  Income Tax Payable

  Other payables

1,212

(2)

Net Cash Provided by Operating Activities

5,247

16,056

Cash Flows from Investing Activities

  Purchase of property and equipment

(1,593)

(1,282)

Net Cash Provided by (Used In) Investing Activities

(1,593)

(1,282)

Net Cash Provided by (Used In) Financing Activities

7,750

(9,793)

Effect of exchange rate changes on cash

439

16

Net Change in Cash and Cash and Equivalents

(11,404)

-4,980

Cash and Cash Equivalents at Beginning of Period

10,175

5,319

Cash and Cash Equivalents at End of Period

22,019

10,315

Growth Strategies

Capture greater domestic share through aggressive sales
and marketing programs

Focus sales and production on high margin products

Grow international markets through distributors

Develop new products for specific industries

Increase Ruitai™ brand equity and recognition

Contact Us

Auditor:  Bernstein & Pinchuck LLP
Drew Bernstein
Seven  Penn Plaza,New York, NY 10001

(212) 279-7900

Internal Control advisor: UHY Advisors

Melanie Chen

19 west 44th street,New York, NY 10036

(212) 381-4700

Attorney:  Loeb & Loeb, LLP

Mitchell S. Nussbaum

345 Park Avenue, New York, NY10154

212.407.4159/212.504.3013

PRC Attorney: B & D Law Firm

Andy Gu

86 10 6478 9105

www.bdlawyer.com.cn

Company:
Crystal Tang VP  - US Office

(212)-899-5131  Fax:(212) 899-3189
1221 Avenue of Americas Suite 4200
New York, NY 10020

crystal@rutocel.com

Mr. Dianmin Ma, CEO

Wenyang Town, Feicheng City ShanDong,
China 271603

Telephone: 86 538 38 50 703

http://www.ruitai.com

http://www.rutocel.com

Investor Relations:
John T. Mattio, SVP

HC International, CT and NY

(203) 616 5144

John.mattio@hcinternational.net